UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]Preliminary Proxy Statement
[  ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]Definitive Proxy Statement
[x]Definitive Additional Materials
[  ]Soliciting Material Pursuant to §240.14a-12

ASSOCIATED BANC-CORP
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[x]No fee required
[  ]Fee paid previously with preliminary materials
[  ]Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
433 Main Street
Green Bay, Wisconsin 54301
________________________
AMENDED NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
Tuesday, April 28, 2026
Virtual Meeting at 11:00 a.m. (CDT)
www.virtualshareholdermeeting.com/ASB2026
Items of Business:
1.The election of 10 individuals recommended by the Board of Directors to serve as directors.
2.Advisory approval of Associated Banc-Corp’s named executive officer compensation.
3.The ratification of the selection of KPMG LLP as the independent registered public accounting firm for Associated Banc-
Corp for the year ending December 31, 2026.
4.The election of Ms. Wende Kotouc who is recommended by the Board of Directors to serve as a director.
5.Such other business as may properly come before the meeting and all adjournments thereof.
Who May Vote:
You may vote if you were a shareholder of record on March 5, 2026.
How to Attend the Annual Meeting of Shareholders:
The Annual Meeting of Shareholders will be a completely virtual meeting, with no physical location. To be admitted to the
Annual Meeting of Shareholders at www.virtualshareholdermeeting.com/ASB2026, you must enter the control number on your proxy card, voting instruction form or Notice of Internet Availability you previously received. Regardless of whether you plan to attend the Annual Meeting of Shareholders, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described in the Proxy Statement or in the Supplement No. 1 to the Proxy Statement accompanying this
Amended Notice (the “Proxy Statement Supplement”). You also may vote online during the Annual Meeting of Shareholders by following the instructions provided on the meeting website during the meeting. For more information, please see page 3 of the Proxy Statement and the information provided in this Proxy Statement Supplement.
Randall J. Erickson
Executive Vice President, General Counsel & Corporate Secretary
Green Bay, Wisconsin
April 2, 2026

ASSOCIATED BANC-CORP
Supplement No. 1 to
Proxy Statement dated March 16, 2026
This Supplement No. 1 (this “Supplement”) to the Proxy Statement of Associated Banc-Corp (the “Company” or “Associated”)
filed on Schedule 14A with the Securities and Exchange Commission on March 16, 2026 (the “Proxy Statement”) in connection with the Annual Meeting of Shareholders to be held on April 28, 2026 (the “Annual Meeting”) is being filed to add a new
Proposal 4 to the Proxy Statement to provide for the election of Wende Kotouc as an additional nominee for election to the
Company’s Board of Directors (the “Board”) at the Annual Meeting. As described below, effective as of April 1, 2026, the
Board approved an increase in its size from 13 to 14 directors and appointed Ms. Kotouc to fill the resulting vacancy.
THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT. This Supplement
does not provide all of the information that is important to your voting decisions at the Annual Meeting, and the Proxy
Statement contains other important additional information.  Except as supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement remains unchanged.

PROPOSAL 4
On April 1, 2026, American National Corporation (“American National”) merged with and into Associated, with Associated continuing as the surviving entity (the “Merger”), pursuant to the Agreement and Plan of Merger dated November 30, 2025 by and between Associated and American National (the “Merger Agreement”).  In accordance with the terms of the Merger
Agreement, on April 1, 2026, the Board appointed Ms. Kotouc to the Board of Associated and nominated her for election at the
Annual Meeting for a one-year term expiring at the 2027 Annual Meeting and until her successor is duly elected and qualified.
Accordingly, the Board increased its size to 14 members (three of whom, as disclosed in the Proxy Statement, will not be standing for re-election at the Annual Meeting).  Ms. Kotouc has not been appointed to any Board committee as of the date of this Supplement. Also on April 1, 2026, Ms. Kotouc was appointed to the Boards of Associated’s two operating subsidiaries,
Associated Bank, National Association and Associated Trust Company, National Association. All of Associated’s directors serve on the Boards of those two subsidiaries.
The nominees identified in the Proxy Statement remain unchanged for Proposal 1. In addition, the Board has nominated Ms.
Kotouc for election as a director under Proposal 4 pursuant to this Supplement.  The Company is also providing with this
Supplement an amended proxy card to enable shareholders to vote on the revised slate of director nominees, including Ms.
Kotouc.  Ms. Kotouc has consented to serve as a director, if elected, and as of the date of this Supplement, Associated has no reason to believe that any of the nominees, including Ms. Kotouc, will be unable to serve.
Set forth below is certain information regarding Ms. Kotouc, as required by Schedule 14A.

Wende Kotouc
Director since April 1, 2026 Age: 63
Ms. Kotouc served as Executive Co-Chairman and Chief Executive Officer of American
National Bank and Executive Vice President of American National from July 2019 to April
2026 and as Executive Co-Chairperson of American National Bank’s Board of Directors from
May 2017 to April 2026. Ms. Kotouc was also a member of American National’s Board of
Directors from May 2013 to April 2026, and she was originally hired by American National in
October of 1999.  Ms. Kotouc has a long history of community engagement and leadership, including current service on the Omaha Airport Authority Board of Directors, Creighton
University Board of Trustees, The Salvation Army Omaha Board of Directors, Executive
Committee and Christ Community Church Governing Board.
Ms. Kotouc’s qualifications to serve as a director include her extensive experience in the banking industry, her deep understanding of regulatory matters and community banking, and her significant senior management experience leading a financial institution.

Ms. Kotouc’s compensation arrangement with American National Bank included a base salary of $400,000 and a target bonus opportunity of $487,500 most recently in 2026. Under the terms of Ms. Kotouc’s employment agreement with American
National Bank, she is entitled to the following severance benefits as a result of her termination as an employee of American
National Bank in connection with the Merger: (i) a prorated annual bonus for the year of termination based on achievement of applicable performance metrics, payable in a lump sum in cash at the same time annual bonuses are paid to peer executives; (ii)
an amount equal to $1,694,049, payable in two equal annual installments over two years; and (iii) subsidized COBRA premiums.
In accordance with the Merger Agreement, Associated entered into a consulting agreement with John F. Kotouc, Ms. Kotouc’s husband and the former Co-Chairman and Co-Chief Executive Officer of American National, pursuant to which Mr. Kotouc will provide services as a consultant to Associated for a period of two years following the closing date of the Merger.  In connection with his role as a consultant, Mr. Kotouc will receive an annual retainer of $400,000 per year.
Also in accordance with the Merger Agreement, as of the date of the Merger Agreement, Associated entered into a Transfer,
Voting and Registration Rights Agreement with the voting shareholders of American National, including affiliates of Ms.
Kotouc and Mr. Kotouc, pursuant to which, among other things, (A) the voting shareholders of American National (i) delivered their executed unanimous written consent to approve and adopt the Merger Agreement, (ii) agreed to comply with certain transfer restrictions with respect to the Associated common stock such shareholders will receive in the Merger, and (iii) agreed, subject to limited exceptions, to vote their shares of Associated common stock in accordance with the recommendation of the
Associated Board of Directors, and (B) Associated agreed to register the shares of Associated common stock to be issued to such American National voting shareholders on the terms and subject to the conditions set forth in the Transfer, Voting and
Registration Rights Agreement. Such transfer restrictions prohibit transfers of Associated common stock in the first 60 days following the completion of the Merger and, for the remainder of the period through the first anniversary of the Merger, among other things, limit the public sale of shares to 150,000 shares per day (unless pursuant to a broadly distributed underwritten offering). Such transfer and voting obligations will terminate at such time when the former American National voting shareholders cease to hold at least 5% of outstanding Associated voting securities, and each such shareholder’s registration rights will terminate once such shareholder no longer holds any registrable securities of Associated.
As of March 5, 2026, the record date for the Annual Meeting, Ms. Kotouc did not beneficially own any shares of the
Company’s common stock. Since the Merger was completed after the record date for the Annual Meeting, none of the shares issued in the Merger are eligible to vote at the Annual Meeting.
At the effective time of the Merger, each share of American National common stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive 36.250 shares of Associated common stock, with cash in lieu of fractional shares.  As a result, on April 1, 2026, Ms. Kotouc became the beneficial owner of 10,648,000 shares of common stock (representing approximately 5.7% of the issued and outstanding shares of Associated common stock on such date).
Ms. Kotouc is not independent within the meaning of the New York Stock Exchange’s corporate governance rules as a result of the severance arrangements applicable to her and the consulting agreement with Mr. Kotouc described above.  Following Ms.
Kotouc’s appointment, nine out of the 11 director nominees for election at the Annual Meeting are independent.

Except as described elsewhere in this Supplement, (i) there were no arrangements or understandings between the Company and
Ms. Kotouc pursuant to which she was selected as a director, and (ii) she does not have any relationship or transactions with the
Company required to be disclosed under Item 404(a) of Regulation S-K.

DIRECTOR SKILLS AND EXPERIENCE MATRIX
The following matrix is updated to provide information about Associated’s director nominees as of April 1, 2026, including certain types of knowledge, skills, experience and other attributes possessed by one or more of them which the Board believes are relevant to Associated’s business and industry. The matrix does not capture all of the knowledge, skills, experiences or attributes possessed by the director nominees, and the Board believes that each director nominee has the ability to contribute to the decision-making process in every area listed.  While the updated matrix is being provided in its entirety for the convenience of the reader, it is unchanged from the matrix provided in the Proxy Statement other than with respect to the addition of Ms.
Kotouc.

	Greffin	Haddad	Harmening	Jones-Tyson	Kamerick	Kotouc	Ludgate	Nettles	Sullivan	van Lith	Williams
Knowledge Skills and Experience
Audit/Accounting/Finance/Capital Allocation	·	·	·	·	·	·			·	·	·
Banking & Financial Services	·		·	·	·	·			·		·
Business Operations	·	·	·	·	·	·	·		·	·	·
Marketing		·	·			·			·	·	·
Corporate Governance	·	·	·	·	·	·	·	·	·	·	·
Customer Focus	·	·	·	·		·			·	·	·
Environmental		·
M&A		·	·	·	·	·	·	·	·	·	·
Executive Compensation	·	·	·	·	·	·	·		·	·	·
Human Capital		·	·	·		·	·	·	·	·	·
Information Technology/Cyber Security	·	·	·	·	·	·			·	·	·
Regulatory	·	·	·		·	·	·	·		·	·
Risk Management	·	·	·	·	·	·	·	·	·		·
Strategic Planning & Strategy	·	·	·	·	·	·	·	·	·	·	·
Demographics
Race/Ethnicity
African American				·				·
Asian/Pacific Islander
White/Caucasian	·	·	·		·	·	·		·	·	·
Hispanic/Latino
Native American
Gender
Male		·	·	·				·	·		·
Female	·				·	·	·			·

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board recommends that shareholders vote “FOR” the election of each of the Board’s nominees under Proposal 1 and
“FOR” the election of Ms. Kotouc under Proposal 4.

VOTING YOUR PROXY CARD
Other than as described herein, this Supplement does not change the proposals to be acted on at the Annual Meeting or the recommendation of the Board with respect to such proposals. Proposal 4 will be voted separately from Proposal 1. The 10 nominees who receive the largest number of affirmative votes cast on Proposal 1 at the Annual Meeting will be elected as directors, and the nominee who receives the largest number of affirmative votes cast on Proposal 4 at the Annual Meeting will be elected as a director. Under Associated’s Corporate Governance Guidelines, any nominee in an uncontested election who receives a greater number of votes “withheld” from than votes “FOR” his or her election is required to tender his or her resignation following certification of the shareholder vote. The Corporate Governance and Social Responsibility Committee is
required to make a recommendation to the Board with respect to any such letter of resignation, and the Board is required to take action with respect to this recommendation and to disclose its decision and decision-making process. Votes that are withheld will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to shareholders for a vote.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be considered as present and entitled to vote for purposes of determining the presence of a quorum for the meeting. Votes that are withheld and Broker Non-Votes will have no effect on the outcome of the vote for Proposal 1 and Proposal 4.
YOUR VOTE IS IMPORTANT.
If you have already submitted a proxy or voted, you are not required to submit a new proxy or vote again. However, you are encouraged to vote your shares as soon as possible using the amended proxy card enclosed with this Supplement or through one of the other methods described below, which will enable you to vote on Ms. Kotouc under Proposal 4 or if you have not voted yet. The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you in that the amended proxy card includes Ms. Kotouc as a nominee for director under Proposal 4.
Even if you have already voted, we encourage you to resubmit your vote on all proposals.

HOW YOU CAN VOTE
Shareholders are urged to vote as promptly as possible by Internet or telephone, or by signing, dating, and returning the amended proxy card in the envelope provided. If no specification is made for Proposal 1, the shares will be voted “FOR” the election of the Board’s nominees for director. If no specification is made for Proposals 2 or 3, the shares will be voted in accordance with the Board’s recommendation for each of the proposals as stated on page 2 of the Proxy Statement. If no specification is made for Proposal 4, the shares will be voted “FOR” the election of Ms. Kotouc.
VOTE BY INTERNET - www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 27, 2026. Have your amended proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. You will be required to enter the unique control number imprinted on your amended proxy card in order to vote online. The Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to provide their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. You should be aware that there might be costs associated with your electronic access, such as usage charges from Internet access providers and telephone companies. If you vote by Internet, please do not mail your amended proxy card.
VOTE BY TELEPHONE - 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions no later than
11:59 p.m. Eastern Time on April 27, 2026. Have your amended proxy card in hand when you call and then follow the instructions. If you vote by telephone, please do not mail your amended proxy card.
AT THE VIRTUAL ANNUAL MEETING - You also may vote online during the Annual Meeting by following the instructions provided on the meeting website during the Annual Meeting. For additional information, see the section entitled
“Virtual Meeting Information” on page 3 of the Proxy Statement.

REVOCATION OF PROXY
Proxies may be revoked at any time prior to the time they are exercised by filing with the Corporate Secretary of Associated a written revocation or a duly executed proxy bearing a later date, or by voting at the Annual Meeting via the meeting platform.
Proxies may not be revoked by telephone, and may not be revoked via the Internet prior to the Annual Meeting.  The Corporate
Secretary of Associated is Randall J. Erickson, 433 Main Street, Green Bay, Wisconsin 54301.  However, if you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals and director nominees except Ms.
Kotouc because she is not listed as a nominee on the original proxy card, and will be voted at the Annual Meeting unless revoked.  PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY
CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY
CARD.
This Supplement does not revise or update any other information set forth in the Proxy Statement, and it should be read in conjunction with the Proxy Statement.  From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.
______________________
This Supplement and amended proxy card are first being mailed to shareholders on or about April 2, 2026.

Associated Banc-Corp

ASSOCIATED BANC-CORP
433 MAIN STREET
GREEN BAY, WI 54301

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 27, 2026 for shares held directly and by 11:59 P.M. Eastern Time on April 23, 2026 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ASB2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 27, 2026 for shares held directly and by 11:59 P.M. Eastern Time on April 23, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93066-P44739-Z92550

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASSOCIATED BANC-CORP

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Judith P. Greffin
02) Michael J. Haddad
03) Andrew J. Harmening
04) Rodney Jones-Tyson
05) Eileen A. Kamerick
06) Kristen M. Ludgate
07) Cory L. Nettles
08) Owen J. Sullivan
09) Karen T. van Lith
10) John (Jay) B. Williams

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Withhold
4. To elect Wende Kotouc as a Director.	☐	☐

NOTE: In their discretion, the proxies are authorized to consider and vote upon any other matters which may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

All votes must be received by 11:59 P.M., Eastern Time, April 27, 2026.
All votes for 401(k) participants must be received by
11:59 P.M., Eastern Time, April 23, 2026.

You are cordially invited to attend the Annual Meeting of Shareholders of Associated Banc-Corp scheduled for 11:00 a.m. (CDT) on Tuesday, April 28, 2026, via the Internet at www.virtualshareholdermeeting.com/ASB2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com.

V93067-P44739-Z92550

Annual Meeting of Associated Banc-Corp
to be held on Tuesday, April 28, 2026
for Holders as of March 5, 2026
This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Randall J. Erickson and Laura Skilton-Verhoff, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Associated Banc-Corp which the undersigned is entitled to vote at said meeting or any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS IN ITEM 1 AND "FOR" THE PROPOSALS IN ITEMS 2, 3 AND 4.

Continued and to be signed on reverse side